UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2004

ARVINMERITOR, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2135 West Maple Road
Troy, Michigan

(Address of principal executive offices)

48084-7186

(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events

     On December 6, 2004, ArvinMeritor, Inc. held a meeting with investors and analysts in New York, NY, which was accessible to the public by means of web-cast conference call. The presentation made by ArvinMeritor at the meeting is posted on the ArvinMeritor website (www.arvinmeritor.com) and is furnished as Exhibit 99 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     99 — Presentation made at investor meeting, December 6, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC.
	By:	/s/ Bonnie Wilkinson
Bonnie Wilkinson
Date: December 6, 2004		Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99	Presentation made at investor meeting, December 6, 2004.